UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2013
John Bean Technologies Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-34036 (Commission File Number)	91-1650317 (IRS Employer Identification No.)
70 West Madison Street Chicago, Illinois 60602 (Address of Principal executive offices, including Zip Code)
(312) 861-5900 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On December 11, 2013, John Bean Technologies Corporation’s Vice President and Division Manager, Food Solutions and Services, Torbjörn Arvidsson, announced his intention to retire in July 2014.

On December 13, 2013, John Bean Technologies Corporation’s Vice President and Division Manager, AeroTech, John Lee, left the Company to pursue other opportunities.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Press release issued on December 16, 2013 announcing retirement of Torbjörn Arvidsson and departure of John Lee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN BEAN TECHNOLOGIES CORPORATION

	By:	/s/ Megan J. Rattigan
Dated: December 16, 2013		Name:	Megan J. Rattigan
		Title:	Controller and Chief Accounting Officer, and duly authorized officer

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